UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

       Date of Report (Date of earliest event reported): October 18, 2005



                          AMERICAN ECOLOGY CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                  0-11688                 95-3889638
              --------                  -------                 ----------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                           Identification Number)

       Lakepointe Centre I,
     300 E. Mallard, Suite 300
           Boise, Idaho                                           83706
  (Address of principal executive                                 -----
            offices)                                            (Zip Code)



                                 (208) 331-8400
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 18, 2005, the Company issued a press release entitled "AMERICAN ECOLOGY THIRD QUARTER OPERATING INCOME INCREASES TO $6.9 MILLION, UP 168 PERCENT". The press release, dated October 18, 2005, is attached as Exhibit 99 and incorporated by reference herein.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed as part of this report:

Exhibit 99 Press Release, dated October 18, 2005, entitled "AMERICAN ECOLOGY THIRD QUARTER OPERATING INCOME INCREASES TO $6.9 MILLION, UP 168 PERCENT"

SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            AMERICAN ECOLOGY CORPORATION
                                                    (Registrant)






Date: October 19, 2005                      By: /S/ James R. Baumgardner
                                                ------------------------
                                                      James R. Baumgardner
                                                      Senior Vice President,
                                                      Chief Financial Officer,
                                                      Secretary and Treasurer

                                    EXHIBIT INDEX


Exhibit        Description
-------        -----------

Exhibit 99 Press Release, dated October 18, 2005, entitled "AMERICAN ECOLOGY THIRD QUARTER OPERATING INCOME INCREASES TO $6.9 MILLION, UP 168 PERCENT"